NINTH SUPPLEMENTAL AGREEMENT

                             DATED December 30, 1996

                                     BETWEEN

                                 COMDISCO, INC.

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                      as Arranger and Administrative Agent

                                 CREDIT LYONNAIS
                                DEUTSCHE BANK AG
                            UNION BANK OF SWITZERLAND
                                  as Co-Agents

                                       and

                               THE EXTENDING BANKS

                                       and

                                  THE NEW BANKS

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                      as Facility Agent, Tender Panel Agent
                               and Swingline Agent

                                       and

                                BARCLAYS BANK PLC
                            as Letter of Credit Agent
                        --------------------------------
                         relating to an Agreement dated
                    June 4, 1991 (as amended by supplemental
                agreements dated August 27, 1991, April 20, 1992
                     September 21, 1992, April 23, l993, May
            9, 1994, August 12, 1994, December 30, 1994 and December
                                    29, 1995)
                    providing for a revolving credit facility
                            of up to U.S.$300,000,000
                         -------------------------------

                                  Allen & Overy
                                    New York

THIS NINTH SUPPLEMENTAL AGREEMENT is made on December 30, 1996 between:

(1) COMDISCO, INC. (the "Company") for itself and on behalf of those Additional Borrowers party to the Facility Agreement defined below;

(2)      NATIONAL WESTMINSTER BANK PLC as Arranger and Administrative Agent;

(3)      CREDIT LYONNAIS, DEUTSCHE BANK AG and UNION BANK OF SWITZERLAND as
         Co-Agents;

(4) THE BANKS listed on the signatory pages to this Supplemental Agreement under the heading "Extending Banks";

(5) THE BANKS listed on the signatory pages to this Supplemental Agreement under the heading "New Banks";

(6) NATIONAL WESTMINSTER BANK PLC as facility agent, tender panel agent and swingline agent (the "Facility Agent"); and

(7)      BARCLAYS BANK PLC as Letter of Credit Agent.

WHEREAS:

(A) This Supplemental Agreement is supplemental to a facility agreement dated June 4, 1991 in respect of a revolving credit facility of up to U.S. $300,000,000 as amended by a supplemental agreement dated August 27, 1991, a second supplemental agreement dated April 20, 1992, a third supplemental agreement dated September 21, 1992, a fourth supplemental agreement dated April 23, 1993, a fifth supplemental agreement dated May 9, 1994, a sixth supplemental agreement dated August 12, 1994, a seventh supplemental agreement dated December 30, 1994 and an eighth Supplemental Agreement dated December 29, 1995 (together the "Facility Agreement");

(B) at the request of the Company, the Extending Banks have agreed to extend the Final Maturity Date of the Facility;

(C) the parties to this Supplemental Agreement have agreed that certain other changes shall be made to the terms of the Facility Agreement, as set out in Clause 2.1 below; and

(D) the New Banks have agreed to become party to the Facility Agreement with effect from the Effective Date (as defined below) of this Supplemental Agreement.

IT IS AGREED as follows:

1.       INTERPRETATION

(a) A term defined in the Facility Agreement has, unless this Supplemental Agreement or the context otherwise requires, the same meaning when used in this Supplemental Agreement.

(b) Clause 1.2 of the Facility Agreement is deemed to be set out in this Supplemental Agreement as if references therein to the Facility Agreement are references to this Supplemental Agreement.

(c) "Effective Date" means, subject to satisfaction of the conditions precedent set out in Clause 4, January 3, 1997.

(d) "Extending Banks" means those parties to this Supplemental Agreement listed under the heading "Extending Banks" on the signatory pages.

(e) "New Banks" means the parties to this Supplemental Agreement listed under the heading "New Banks" on the signatory pages.

2.       AMENDMENTS TO THE FACILITY AGREEMENT

2.1 Subject to the satisfaction of the condition in Clause 4 below, the Facility Agreement is amended as follows:

         (a) The definition of "Banks" in Clause 1.1 shall include the Extending Banks and the New Banks.

         (b)      In Clause 1.1:

                  the definitions of "Agent", "Final Maturity Date", "Maturity Date", "Tenor", "Underwritten CD Margin", "Underwritten LIBOR Margin" and "Utilisation" shall be deleted and replaced with the following:

                  ""Agent" means the Facility Agent, the Tender Panel Agent and the Swingline Agent.""Final Maturity Date"

                  in relation to an Underwriter means, subject to Clause 2.4, December 31, 1999."

                  ""Maturity Date"

                  means:

                  (a)      in relation to an Advance, the last day of its Term;

                  (b)      in relation to a Bill, the last day of its Tenor."



                  ""Tenor"

                  means in relation to a Bill or Utilisation comprising Bills, the period for which the Bill is to be outstanding, or available for drawing, as the case may be, as selected by the Company or relevant Borrower in the relevant Request."

                  ""Underwritten CD Margin"

                  means, in the case of an Underwritten CD Advance:

                  (a) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is A- or A3 or higher, 0.285 per cent per annum;

                  (b) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB+ or Baa1, 0.325 per cent. per annum;

                  (c)       where  on  the   applicable   Rate  Fixing  Day  the
                            Company's  Long  Term  Debt  Rating  is BBB or Baa2,
                            0.375 per cent. per annum; and

                  (d)       where  on  the   applicable   Rate  Fixing  Day  the
                            Company's  Long  Term  Debt  Rating is BBB- or Baa3,
                            0.425 per cent. per annum; and

                  (e) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BB+/Ba1 or lower or unrated,
                           0.625 per cent per annum.

                  and, where the Company's Long Term Debt Rating as determined by a Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable Underwritten CD Margin."

                  ""Underwritten LIBOR Margin"

                  means, in the case of an Underwritten LIBOR Advance:

                  (a)       where  on  the   applicable   Rate  Fixing  Day  the
                            Company's Long Term Debt Rating is A- or A3 or higher, 0.16 per cent per annum;

                  (b)       where  on  the   applicable   Rate  Fixing  Day  the
                            Company's  Long  Term  Debt  Rating is BBB+ or Baa1,
                            0.20 per cent. per annum;

                  (c)       where  on  the   applicable   Rate  Fixing  Day  the
                            Company's Long Term Debt Rating is BBB or Baa2, 0.25 per cent. per annum;

                  (d)       where  on  the   applicable   Rate  Fixing  Day  the
                            Company's  Long  Term  Debt  Rating is BBB- or Baa3,
                            0.30 per cent. per annum; and

                  (e) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BB+/Ba1 or lower or unrated,
                           0.50 per cent per annum.

                  and, where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable Underwritten LIBOR Margin."

                  ""Utilisation"

                  means all the Advances or Bills comprised in a utilisation of a Facility."

         (c) In Clause 1.1., the following definitions and all references to such terms in the Facility Agreement shall be deleted:
                  "Beneficiary", "Cash Collateral Account", "Commercial Paper", CP Dealer", "CP Notes", "CP Programme", "Dealer Agreement", "Delayed Note", "Depository Agreement", "Issuer", "Issuing Bank", "Letter of Credit", "L/C Amount", "L/C Obligation", "Letter of Credit Outstanding".

         (d)      In Clause 1.1:

                  (i) in the definition of "Business Day" paragraph (i) shall be deleted and be replaced by the following:

                           "(a) London, Chicago and New York City except in the case of any Utilisation of the Swingline Advance Facility for which purpose banks in London and New York City only need be open for business,";

                  (ii) in the definition of "Facility", paragraph (e) shall be deleted and the subsequent paragraphs re-ordered alphabetically;

                  (iii) in the definition of "Finance Document", the words ", the Letter(s) of Credit" shall be deleted;

                  (iv) in the definition of "Original Dollar Amount", the word "or" at the end of paragraph (b) shall be deleted and shall be replaced by a full stop and paragraph (c) shall be deleted;

                  (v) in the definition of "Request", paragraph (e) shall be deleted, the word "and" shall be added to the end of paragraph (d) and paragraph (f) will be redesignated "(e)".

                  (vi)     in the definition of  "Utilisation  Date",  paragraph
                           (c) shall be deleted, the word "and" shall be added to the end of paragraph (a) and the word "; and" shall be removed from the end of paragraph (b) shall be replaced by a comma.

         (e) In Clause 1.2 paragraph (f) shall be deleted and shall be replaced by the following:

                  "(f) a reference to a "principal amount" in relation to
                    Bill(s) is a reference to the face amount of the Bill(s);".

         (f) The following Clauses shall be deleted from the Facility Agreement 2.1(e), 2.2(c), 5.4(b)(vi), 8.4(b)(vi), 9, 20.10
                  (j), 20.20, 20.21, 20.22, 21.3, 24.2, 24.6, 24.7,  28.1(a)(v),

                  (d), 29.3(ii), 29.4(b)(ii) and Exhibits H and Q, and in each case the clause reference or Exhibit heading shall remain and the words "deliberately left blank" inserted into the Facility Agreement.

         (g) Clause 2.3(a) shall be deleted and shall be replaced by the following:

                  "(a) Committed Banks: No Committed Bank is obliged to make a Committed Advance if it would cause the aggregate of the Original Dollar Amount of any outstanding Advances made and Bills accepted by it (including in its capacity as a Tender Panel Member) and its Affiliated Bank(s) to exceed its Commitment.".

         (h) Clause 2.4(b) shall be deleted and shall be replaced by the following:

                  "(b) Each Underwriter will notify the Facility Agent in writing if it wishes its Final Maturity Date to be extended. Such notification must be given prior to 5 Business Days before the relevant Anniversary (or then latest Final Maturity Date). If an Underwriter does so notify, its Final Maturity Date shall be extended by one year with the effect from close of business on the relevant Anniversary (or then latest Final Maturity Date), regardless of whether or not any other Underwriters also agree.".

         (i)      In Clause 2.5 the final sentence thereof shall be deleted.

         (j) Clause 3.1(a) shall be deleted and shall be replaced by the following:

                  "(a)     the proceeds of each Utilisation shall be as follows:

                           (i) in the case of Advances and Bills, applied by each Borrower in repayment or payment (as appropriate) of all amounts outstanding under the Existing Facility as and when they fall due in accordance with the terms of the existing Facility Agreement; and

                           (ii) applied by each Borrower towards its general corporate purposes.".

         (k) Clause 5.2(d)(i)(C) shall be deleted and shall be replaced by the following:

                  "(C) if the Advances are to be denominated in an Optional Currency other than Sterling, be a minimum amount of the equivalent of U.S.$5,000,000 in the relevant Optional Currency;".

         (l) The word "; and" shall be removed from the end of the paragraph (i) in Clause 20.10, the word "and;" shall be added to the end of paragraph (j) thereof and the following shall be added after paragraph (j):

                  (k) Security Interests securing indebtedness of an insolvent Subsidiary of the Company incurred in connection with leasing transactions or business continuity services provided in the ordinary course of business of such Subsidiary and attaching only to the Equipment and any related Contract with respect to such leasing transactions or business continuity services, where such indebtedness had constituted a Non-Recourse Obligation prior to the insolvency of such Subsidiary.

         (m) Paragraph (ii) of clause 20.11(d) shall be deleted and shall be replaced by the following:

                  "(ii)    5.50 to 1 at any time thereafter;".

         (n)      Clause 20.11(f) shall be deleted.

         (o)      Clause 20.11(g) shall be deleted.

         (p) Clause 20.11(h) shall be re-designated as Clause 20.11(f) and the numbers "1.25:1" at the end thereof shall be deleted and shall be replaced by "1.10:1".

         (q) Clause 23 shall be deleted and shall be replaced by the version thereof set out at Schedule 2 to this Supplement Agreement.

         (r) Clause 24.1(a)(Facility Fee)shall be deleted and replaced with the following:

                  "24.1    Facility Fee

                  (a) The Company shall pay to the Facility Agent for the account of each Underwriter a facility fee in Dollars computed on the amount of that Underwriter's Commitment during the period from December 30, 1996 up to and including the Final Maturity Date for that Underwriter, computed at the following rates:

                           (i) where the Company's Long Term Debt Rating is A- or A3 or higher, 0.09 per cent. per annum;

                           (ii) where the Company's Long Term Debt Rating is BBB+ or Baa1 or higher, 0.10 per cent. per annum;

                           (iii) where the Company's Long Term Debt Rating is BBB or Baa2, 0.15 per cent. per annum;

                           (iv) where the Company's Long Term Debt Rating is BBB- or Baa3, 0.20 per cent. per annum; and

                           (v) where the Company's Long Term Debt Rating is BB+ or Ba1 or lower or unrated, 0.25 per cent. per annum.

                           Any change to the rate used in the computation of Facility Fee shall become effective on the day on which the Company's revised Long Term Debt Rating is published by the relevant Rating Agency. Where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the Facility Fee.

         (s) Clause 24.3 shall be deleted and shall be replaced by the following:

                  "Clause 24.3 Accrual

                  The facility fee referred to in Clause 24.1 shall accrue from day to day and be calculated on the basis of a year of 360 days and for the actual number of days elapsed.".

         (t)      Clause 27.1(a) the second sentence shall be deleted therefrom.

         (u) In Clause 29.3(a) the words "and the Issuing Banks" shall be deleted therefrom and in Clause 29.3(b)(i) the following words shall be deleted at the end thereof: "and the Letter of Credit Agent".

         (v) In Clause 29.4(a) the words "and the Issuing Banks" in the fifth line thereof and the words "(which shall promptly notify the Letter of Credit Agent)" shall be deleted therefrom.

         (w) In Clause 29.4(b)(i) the words "the Letter of Credit Agent" at the end thereof shall be deleted.

         (x)      In Exhibit A,

                  (i) Part I (The Underwriters and Commitments) shall be deleted and shall be replaced with the form set out in Schedule 1 to this Supplemental Agreement;

                  (ii) Part II (The Swingline Banks) shall be deemed to include the New Banks;

                  (iii)    Part III (The Issuing Banks) shall be deleted;

                  (iv) Part IV (The Tender Panel Members) shall be re-numbered "Part III" and shall be deemed to include the New Banks.

3.       REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Facility Agent and the Banks on its own behalf and on behalf of all the Additional Borrowers that:

         (a) Powers and authority: It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Supplemental Agreement and the transactions contemplated by this Supplemental Agreement.

         (b) Legal Validity: This Supplemental Agreement constitutes its legal, valid and binding obligation.

         (c) Non-conflict: The entry into and performance by it of, and the transactions contemplated by, this Supplemental Agreement do not and will not:

                  (i) conflict with any law or regulation or any official or judicial order applicable to it; or

                  (ii)     conflict with its constitutive documents; or

                  (iii) conflict with any document which is binding on it or any of its assets.

         (d) Authorisations: All authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by this Supplemental Agreement have been obtained or effected (as appropriate) and are in full force and effect.

         (e) Material Adverse Change: There has been no material adverse change in the consolidated financial condition of the Group since September 30, 1996.

         (f) Representations and Warranties in the Facility Agreement: The representations and warranties set out in Clause 19.1 of the Facility Agreement are true as if made on the date of this Supplemental Agreement and as if references in that Clause to the Facility Agreement were references to the Facility Agreement as amended by this Supplemental Agreement.

         (g) Other Borrowers: The other Borrowers are bound by the terms of this Supplemental Agreement.

4.       CONDITIONS PRECEDENT

(a) Clause 2 above and Clause 6 below shall come into effect when the Facility Agent has confirmed to the Company and the Banks (which confirmation the Facility Agent undertakes to give promptly) that it has received a legal opinion from any of the Senior Vice President - Legal, Vice President and General Counsel or Vice President and Associate General Counsel of the Company, reaffirming the matters set forth in his opinion delivered pursuant to Clause 4.1(a)(vi) of the Facility Agreement with reference to this Supplemental Agreement and the Facility Agreement as amended hereby.

(b) If the above condition is not satisfied on or prior to January 6, 1997 (or such later date as may be agreed between the Company and the Facility Agent) this Supplemental Agreement will lapse and (with the exception of Clauses 1, 5, 7 and 8) shall cease to have any effect.

5.       INCORPORATION

(a)      This Supplemental Agreement is a Finance Document.

(b) This Supplemental Agreement is deemed to be incorporated as part of the Facility Agreement.

(c) Except as otherwise provided in this Supplemental Agreement, the Finance Documents remain in full force and effect.

6.       NEW BANK

6.1      Subject to Clause 4 above, on the Effective Date:

         (a) Each of the New Banks shall become a Bank under the Facility Agreement and will be bound by the provisions of the Facility Agreement as if it were an original party thereto in the capacity as Underwriter, Swingline Bank and Tender Panel Member.

         (b) The Commitment of each New Bank in its capacity as Underwriter shall be the amount in Dollars set opposite its name in
                  Schedule 1.

         (c)      Each of the New Banks:

                  (i) represents and warrants that it is a bank whose ordinary business is or includes the making of, or the participating in, Sterling and Eurocurrency loans;

                  (ii) confirms that it has received a copy of the Facility Agreement together with such other documents and information as it has requested in connection with this transaction;

                  (iii) agrees that it has not relied and will not rely on any other Contracting Party to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Borrower or any other party to the Facility Agreement or any other Finance Documents; and

                  (iv) makes the representations and warranties set forth in Clause 15.4(d) of the Facility Agreement and undertakes the obligations set forth in Clause 15.4(e) of the Facility Agreement.

7.       MISCELLANEOUS

         The provision of Clauses 15 (Payments), 26 (Stamp Duties), 27 (Amendments, Waivers, Remedies Cumulative), 34 (Jurisdiction) and 36 (Counterparts) of the Facility Agreement shall apply to this Supplemental Agreement as though they were set out in this Supplemental Agreement, but as if references in those Clauses to the Facility Agreement are references to this Supplemental Agreement.

8.       GOVERNING LAW

         This Supplemental Agreement is governed by English law.

AS WITNESS the hands of the parties (or their duly authorised representatives) on the date which appears first on page 1.

                                   SCHEDULE 1

                                     PART I

                        THE UNDERWRITERS AND COMMITMENTS





Banks                                                                               Commitments
                                                                                        U.S.$


NATIONAL WESTMINSTER BANK PLC ..................................................    32,400,000
CREDIT LYONNAIS ................................................................    31,200,000
DEUTSCHE BANK AG ...............................................................    31,200,000
UNION BANK OF SWITZERLAND ......................................................    31,200,000
BARCLAYS BANK PLC ..............................................................    24,000,000
NORDDEUTSCHE LANDESBANK GIROZENTRALE ...........................................    24,000,000
BHF-BANK ATKIENGESELLSCHAFT ....................................................    18,000,000
BAYERISCHE VEREINSBANK .........................................................    18,000,000
DRESDNER BANK AG ...............................................................    18,000,000
WESTDEUTSCHE LANDESBANK GIROZENTRALE ...........................................    18,000,000
BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH ......................    18,000,000
DEN DANSKE BANK AKTIESELKAB, CAYMAN ISLANDS BRANCH .............................    18,000,000
BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK ............................    18,000,000
BRANCH

Total Commitments ..............................................................   300,000,000



                                   SCHEDULE 2
                  (Form of Clause 23 to the Facility Agreement)


23.      THE AGENTS AND THE ARRANGER

23.1     Appointment

         (a) Each Bank and the Arranger irrevocably appoints each of the Facility Agent and the Swingline Agent to act as its agent under this Agreement and irrevocably authorises each of them on the Bank's or the Arranger's behalf, as the case may be, to perform those duties and to exercise those rights and powers that are specifically delegated to it under the terms of this Agreement, together with such rights, powers and discretions as are reasonably incidental thereto.

         (b) Each Borrower irrevocably appoints the Tender Panel Agent to act as its agent under this Agreement in connection with the obtaining and receipt of offers in relation to Utilisations of the Uncommitted Facilities and irrevocably authorises the Tender Panel Agent to exercise those rights, powers and discretions that are specifically delegated to it by each Borrower under the terms of this Agreement, together with all such rights, powers as it shall see fit.

         (c) Notwithstanding any provision of this Agreement, the Co-Agents shall have no powers, duties, responsibilities or liabilities under this Agreement and shall not constitute an agent, trustee or fiduciary. The Co-Agents shall, however in their individual capacities as Banks, have the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though they were not Co-Agents.

23.2     Majority Underwriters' directions

         In the exercise of any right or power and as to any matter not expressly provided for by this Agreement each of the Facility Agent and the Swingline Agent shall act in accordance with the instructions of the Majority Underwriters and shall be fully protected in so doing. In the absence of any such instructions, each of the Facility Agent and the Swingline Agent may act or refrain from acting and discretions as are reasonably incidental thereto. Any such instructions shall be binding on all the Banks.

23.3     Relationship

         (a) The relationship between each of the Arranger and the Banks and each of the Facility Agent and the Swingline Agent is that of principal and agent only.

         (b) The relationship between each of the Borrowers and the Tender Panel Agent is that of principal and agent only.

         (c) Nothing in this Agreement shall constitute any Agent or the Arranger as trustee or fiduciary for any Contracting Party or any other person and none of the Agents shall be liable to any Contracting Party for any breach by any other Contracting Party of any Finance Document.

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23.4     Delegation

         Each of the Agents may act under the Finance Documents through its officers and employees.

23.5     Documentation

         None of the Agents, the Arranger nor any of their respective officers, employees and agents shall be responsible to any Contracting Party for:

         (a) the legality, validity, effectiveness, adequacy, accuracy or completeness of any Finance Document or any other document; or

         (b)      the collectability of amounts payable under the Finance
                  Documents; or

         (c) the accuracy of any statements (whether written or oral) made in or in connection with the Finance Documents or any other document.

23.6     Default

         The Facility Agent shall not be required to ascertain or enquire as to the performance or observance by the Company or any Borrower of the terms of any Finance Document or any other document. The Facility Agent shall not be deemed to have knowledge of the occurrence of any Default unless it has received notice from a Contracting Party describing the Default and indicating that the notice is a "Notice of Default". If the Facility Agent receives a Notice of Default, or any of their respective officers engaged in its agency functions under this Agreement has actual knowledge of a Default, the Facility Agent shall promptly give notice thereof to the Banks. The Facility Agent shall take or refrain from taking such action with respect to the Default as shall be reasonably directed by the Majority Underwriters. Until the Facility Agent has received directions, it may (but shall not be obliged to) take or refrain from taking such action in connection with the Default as it shall see fit.

23.7     Exoneration

         Neither the Agents nor any of their officers, employees or agents shall be liable to any other Contracting Party for any action taken or omitted under or in connection with any Finance Document unless caused by its or their negligence or wilful misconduct.

23.8     Reliance

         The Agents may:

         (a) rely on any communication or document reasonably believed by it to be genuine and correct; and

         (b) engage, pay for and rely on legal or other professional advisers selected by it in good faith.

23.9     Credit approval

         Each of the Banks severally represents and warrants to each of the Agents and the Arranger that it has made its own independent investigation and assessment of the financial condition and affairs of each Borrower and its related entities in connection with its participation in this Agreement and has not relied and will not rely on any Agent or the Arranger to keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of each Borrower or any of its related entities. Each Bank represents, warrants and undertakes to each of the Agents, and the Arranger that it shall continue to make its own independent appraisal of the creditworthiness of each Borrower and its related entities while any amount is or may be outstanding or any Commitment is in force.

23.10    Information

         (a) The Facility Agent shall supply each Bank with a copy of any documents received by it under Clause 20 (but the Facility Agent is not obliged to review or check their accuracy or completeness) and, if requested by a Bank, supply that Bank with a copy of all documents received by the Facility Agent under Clause 4 or Clause 29.10.

         (b)      None of the Agents and the Arranger shall have any duty:

                  (i) either initially or on a continuing basis to provide any Bank with any credit or other information concerning the financial condition or affairs of any Borrower or any of its related entities whether coming into its possession or that of any of its related entities before the Signing Date or at any time thereafter; or

                  (ii) in the case of the Facility Agent and unless specifically requested to do so by a Bank, to request any certificates or other documents from any Borrower.

         (c) No Agent need disclose any information relating to the Company or any of its related entities if the disclosure would or might, in the opinion of the Agent, constitute a breach of any law or any duty of secrecy or confidence.

23.11    The Agents and the Arranger individually

         (a) If it is also a Bank, each of the Agents and the Arranger shall have the same rights and powers under this Agreement as any other Bank and may exercise those rights and powers as though it were not an Agent or the Arranger.

         (b) Each of the Agents and the Arranger may accept deposits from, lend money to and generally engage in any kind of banking, trust, advisory or other business with any Borrower and any of its related entities and accept and retain any fees payable by any Borrower or any of its related entities for its own account (including, without limitation, any fees payable by any Borrower in connection with any Facility) without liability to account to any other Financial Institution.

23.12    Indemnities

         (a) Subject to paragraph (C) below, the Borrowers shall indemnify the Tender Panel Agent on demand for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind which are imposed on, incurred by, or asserted against, the Tender Panel Agent in any way relating to or arising out of its acting as the Tender Panel Agent under the Finance Documents except for disbursements arising in the ordinary course of its acting as the Tender Panel Agent which are intended to be covered by the fee referred to in Clause 24.5.

         (b) Subject to paragraph (C) below, each Underwriter shall indemnify the Facility Agent and the Swingline Agent on demand (to the extent not reimbursed by a Borrower and without prejudice to any liability of the Borrowers under this Agreement) for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind which may be imposed on, incurred by or asserted against the Facility Agent or the Swingline Agent in anyway relating to or arising out of its acting as the Facility Agent or the Swingline Agent, as the case may be, under any of the Finance Documents (including, without limitation, the charges, expenses and stamp Taxes referred to in Clauses 25 and 26). The indemnification by each Underwriter shall be pro rata to its Commitment at the time of the relevant demand or, if the Total Commitments have been reduced to zero at the time of the demand, at the time when the Total Commitments last exceeded zero.

         (c) No Contracting Party shall be liable for any portion of the foregoing arising from the relevant Agent's negligence or wilful misconduct.

23.13    Legal restrictions

         Each of the Agents may refrain from doing anything which would or might, in its opinion, be contrary to the law of any jurisdiction or any official directive or render it liable to any person, and may do anything which in its opinion is necessary to comply with any such law or directive.

23.14    Resignation

         Any Agent may resign by giving notice to the Banks and the Borrowers in which case the Majority Underwriters in consultation with the Company or the Company in consultation with the Underwriters (in the case of the Tender Panel Agent) may appoint a successor Agent. If the Majority Underwriters or the Company (as the case may be) have not within 30 days after notice of resignation, appointed a successor Agent which accepts the appointment, the retiring Agent will have the right to appoint a successor Agent. The resignation of the retiring Agent and the appointment of any successor Agent will both become effective upon the successor Agent notifying all the Contracting Parties in writing that it accepts the appointment, whereupon the successor Agent will succeed to the position of the retiring Agent and the term "Facility Agent", "Tender Panel Agent" or "Swingline Agent", as appropriate, shall mean the successor Agent. This Clause 23 shall continue to benefit a retiring Agent in respect of any action taken or omitted by it under this Agreement while it was an Agent.

23.15    Banks/Facility Offices/Addresses for Notices

         (a) Each Agent and the Company and Company's Agent may treat each Bank named as a Contracting Party as such a party, as entitled to payments under this Agreement and as acting through its Facility Office until it has received five Business Days' notice from the Bank to the contrary.

         (b) The Facility Agent shall maintain a list of the Banks and their Facility Offices and addresses for notices, and shall, promptly upon request from any Contracting Party from time to time, supply a copy of the list to that Contracting Party.

23.16    Removal of Agents

         The Majority Banks may remove an Agent and appoint a successor Agent upon 90 days prior written notice to such Agent, the Facility Agent (if such Agent is not the Facility Agent) and the Company. The removal of an Agent and the appointment of any successor Agent will both become effective upon the successor Agent notifying all the Contractual Parties in writing that it accepts the appointment, whereupon the successor Agent will succeed to the position of the retiring Agent and the term "Facility Agent", "Tender Panel Agent" or "Swingline Agent", as appropriate, shall mean the successor Agent. This Clause 23 shall continue to benefit an Agent who is removed in respect of any action or omitted by it under this Agreement while it was an Agent.

                                   SIGNATORIES

Company

COMDISCO, INC. (on behalf of itself and on behalf of those Additional Borrowers party to the Facility Agreement)

By:      EDWARD A. PACEWICZ



Arranger

NATIONAL WESTMINSTER BANK PLC

By:      BOB DITTON



Co-Agents



CREDIT LYONNAIS CHICAGO BRANCH

By:      MARY ANN KLEMM


DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH


By:      VIRGINIA N. BROWN          KRYS SZREMSKI



UNION BANK OF SWITZERLAND

By:      ROBERT J. VERNA            ANNA LEE HOM

Extending Banks

NATIONAL WESTMINSTER BANK PLC

By:      BOB DITTON


CREDIT LYONNAIS CHICAGO BRANCH

By:      MARK ANN KLEMM


DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH


By:      VIRGINIA A. BROWN          KRYS SZREMSKI


UNION BANK OF SWITZERLAND


By:      ROBERT J. VERNA            ANNA LEE HOM


BARCLAYS BANK PLC


By:      PAUL KAVANAGH


BHF-BANK ATKIENGESELLSCHAFT


By:      LINDA PACE                 PERRY FORMAN


BAYERISCHE HYPOTHEKIEN-UND WECHSEL-BANK AG,
NEW YORK BRANCH


By:      THOMAS A. LOWE


BAYERISCHE VEREINSBANK


By:ED C. BENNETT           SYLVIA CHENG

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCH


By:      THOMAS J. NADRAMIA         JOHN W. SWEENEY


NORDDEUTSCHE LANDESBANK GIROZENTRALE


By:      JOSEF HAAS                 STEPHEN K. HUNTER


WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH


By:      RAYMAND K. MILLER LAURA SPICHIGER

New Banks

BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH

By:      WILFRIED FREUDENBERGER     PETER OBERMANN

DEN DANSKE BANK AKTIESELSKAB, CAYMAN ISLANDS BRANCH

By:      JOHN A. O'NEILL            PETER L. HARGRAVES

Facility Agent, Tender Panel Agent and Swingline Agent

NATIONAL WESTMINSTER BANK PLC

By:      BOB DITTON


Letter of Credit Agent

BARCLAYS BANK PLC

By:      PAUL KAVANAGH

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